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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 14, 2003
              (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2003

                         SUMMIT AMERICA TELEVISION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           TENNESSEE                   0-25596                 62-1282758
(STATE OR OTHER JURISDICTION OF      (COMMISSION            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)

                        400 FIFTH AVENUE SOUTH, SUITE 205
                              NAPLES, FLORIDA 34103
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (786) 206-0047
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

     (c)          EXHIBITS

Exhibit 99.1 Press release dated February 14, 2003.


ITEM 8.           CHANGE IN FISCAL YEAR.

         On February 13, 2003, the Board of Directors of the Registrant approved a change of its fiscal year from June 30 to December 31. Pursuant to Rule 13a-10 under the Securities Exchange Act of 1934, as amended, the Registrant will file a transition report on Form 10-K for the six months ended December 31, 2002 (in lieu of filing a quarterly report on Form 10-Q for the three months ended December 31, 2002).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUMMIT AMERICA TELEVISION, INC.


Date:  February 14, 2003             By:      /s/ George R. Ditomassi
                                          -------------------------------------
                                             Name: George R. Ditomassi
                                             Title: Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit 99.1 Press release dated February 14, 2003.


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